                                                                   EXHIBIT 10.14


                       AMERICA ONLINE LATIN AMERICA, INC.
                   REGULATION S STOCK SUBSCRIPTION AGREEMENT


                                        June 12, 2000

Banco Itau, S.A
Rua Boa Vista 176
Sao Paulo, Brazil

Banco Banerj, S.A.
Rua da Alfandega 28
9th Floor
Rio de Janeiro, RJ, Brazil

Ladies and Gentlemen:

  WHEREAS, America Online Latin America, Inc., a Delaware corporation (hereinafter, the "Company"), has proposed that it issue and sell to Banco Itau, S.A., a Brazilian Sociedade Anonima ("Itau"), and Banco Banerj, S.A., a Brazilian Sociedade Anonima (with Itau, each, a "Purchaser" and collectively, the "Purchasers"), that number of shares (the "Shares") of the Company's Class A Common Stock, $.01 par value per share (the "Class A Common Stock"), as is equal in the aggregate, and calculated immediately after the consummation of the Company's IPO (as defined herein), to twelve percent (12%) of the then outstanding capital stock of the Company after giving effect to each such issuance and sale, calculated on an as converted, fully diluted basis without taking into account (i) the AOL Warrant or any other then outstanding warrants and options to acquire (A) shares of Class A Common Stock or (B) any Common Stock Equivalents or other Equity Securities (each as defined herein), or (ii) any shares of Class A Common Stock or any Common Stock Equivalents or other Equity Securities issued by the Company after the date hereof other than (A) shares of Class A Common Stock issued in the IPO (as defined herein) and (B) shares of Class A Common Stock, Common Stock Equivalents and other Equity Securities issued to AOL, ODC and their Affiliates (each as defined herein) in connection with the Reorganization (as defined herein). As used in this Agreement, the phrase "an as converted, fully diluted basis" means, as of any date, a basis that includes the number of shares of Class A Common Stock of the Company outstanding on such date plus the maximum number of shares of Class A Common Stock that the Company may be required to issue pursuant to obligations under Common Stock Equivalents issued and outstanding as of such date, whether or not then currently exercisable; and

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THE SHARES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT
OF 1933, AS AMENDED (THE "ACT") AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (OTHER THAN DISTRIBUTORS) UNLESS SUCH SHARES ARE REGISTERED UNDER THE ACT, OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT IS AVAILABLE. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SHARES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.
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

  WHEREAS, the Purchasers wish to purchase the Shares from the Company, with each Purchaser allocated such portion of the Shares as the Purchasers may determine amongst themselves; and

  WHEREAS, each of AOL and ODC are executing this Agreement for the limited purpose of joining in the covenants contained in Section 5.04 hereof.


  NOW THEREFORE, subject to the terms and conditions set forth below in this Regulation S Stock Subscription Agreement (the "Agreement"), the Company agrees to issue and sell to the Purchasers, and the Purchasers agree to purchase from the Company, the Shares. Terms with initial capital letters used herein without immediate definition shall have the meanings given in Article IV.

                                   ARTICLE I
                          PURCHASE AND SALE OF SHARES

  1.01 The Company agrees to issue and sell to the Purchasers, and the Purchasers agree to purchase, the Shares free and clear of all Liens (other than those created by (i) any action of the Purchasers and (ii) the provisions of the Related Agreements) at a purchase price per Share equal to the initial per share price for the Class A Common Stock in the Company's IPO (as defined herein) (the
"Purchase Price").   The closing of the purchase and sale of the Shares shall
take place at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., 701 Pennsylvania Ave., N.W., Washington, D.C., 20004 at 10:00 a.m. on the third Business Day after satisfaction or waiver of all of the conditions to closing set forth in Article III hereof, or at such other place, time and date as the Purchasers and the Company shall mutually agree (the "Closing"). At the Closing, the Company will issue and deliver such number of certificates evidencing the Shares as reasonably may be requested by the Purchasers against payment in full of the Purchase Price in such manner as may be agreed by the parties. The parties acknowledge that, absent agreement to the contrary, the Purchase Price shall be paid by means of offsetting payments due to Itau from the Company or its Subsidiaries pursuant to the provisions of the Marketing Agreement (as defined herein).

  1.02 The Purchasers hereby represent, warrant and agree, jointly and severally, as follows as of the date hereof and as of the date of the Closing:

  (a)  Investment Representations.  Each Purchaser is acquiring the Shares for
       --------------------------
its own account as the sole beneficial owner thereof for the purpose of investment and not with a view to distribution or resale thereof except pursuant to the provisions of Regulation S (as defined below) registration under the Securities Act or exemption therefrom. The acquisition by each Purchaser of the Shares acquired by it shall constitute a confirmation of this representation by such Purchaser. Each Purchaser further represents that it understands and agrees that all certificates evidencing any of the Shares, whether upon initial issuance or upon any transfer thereof shall, until such Shares are registered under the Securities Act or may be transferred in the United States without registration thereunder pursuant to the provisions of Regulation S as promulgated by the Securities Exchange Commission (the "SEC") under the Securities Act ("Regulation S"), shall bear a legend, prominently stamped or printed thereon, reading substantially as follows:

          "These securities have not been registered under the Securities Act of 1933, as amended (the "Act"), and may not be offered, sold, pledged or otherwise transferred except in accordance with the provisions of Regulation S promulgated under the Act, pursuant to registration under the Act, or pursuant to an available exemption from registration under the Act. In addition, hedging transactions involving these securities may not be conducted unless in compliance with the Act."

The Company agrees to remove such legend from a certificate evidencing the Shares reasonably promptly upon request of the registered holder thereof if the securities evidenced thereby have been registered under the Securities Act or may be publicly sold in the United States and to U.S. persons without registration under the Securities Act. Upon the reasonable request of the Company, any holder making such a request shall be required to deliver to the Company an opinion of counsel, in form and substance, and from counsel, reasonably satisfactory to the Company, that the securities evidenced thereby may be so publicly sold without registration under the Securities Act.

  In addition, each certificate representing the Shares shall, until such Shares are registered under the Securities Act or otherwise may be publicly sold without registration under the Securities Act, shall bear a legend, prominently stamped or printed thereon, reading substantially as follows:

          "These securities have not been registered under the Securities Act of 1933, as amended (the "Act"), and may not be offered, sold, pledged or otherwise transferred except pursuant to registration under the Act or pursuant to an available exemption from registration under the Act."

The Company agrees to remove such legend from a certificate evidencing the Shares reasonably promptly upon request of the registered holder thereof if the securities evidenced thereby have been registered under the Securities Act or may be publicly sold without registration under the Securities Act. Upon the reasonable request of the Company, any holder making such a request shall be required to deliver to the Company an opinion of counsel, in form and substance, and from counsel, reasonably satisfactory to the Company, that the securities evidenced thereby may be so publicly sold without registration under the Securities Act.

  In addition, each certificate representing the Shares shall, for so long as the Shares are subject to the restrictions contained in Section 10.1 of the Registration Rights and Stockholders' Agreement, to be dated the date of the Closing, by and between the Purchasers and the Company (the "Registration Rights Agreement"), bear a legend substantially similar to the following:

          "The securities represented by this certificate are also subject to restrictions contained in that certain Registration Rights and Stockholders' Agreement, dated as of _____, 2000, by and between the Company, Banco Itau, S.A. and Banco Banerj, S.A., and may not be sold, pledged or otherwise transferred except upon compliance with the terms thereof. The Company will furnish a copy of the full text of such Registration Rights and Stockholders' Agreement to the registered holder of this certificate upon written request and without charge."

  The Company agrees to remove such legend from a certificate evidencing any of the Shares reasonably promptly upon request of the registered holder thereof if the restrictions contained in such agreement are no longer applicable to all of the Shares evidenced by such certificate.

     (b) Transfer Restrictions Imposed by Securities Laws.  Each Purchaser
         ------------------------------------------------
understands and agrees that (i) no U.S. or foreign federal, state or local governmental authority has made any finding or determination relating to the fairness of the terms of the investment in the Company proposed hereunder and the Shares have not been registered under the Securities Act and applicable state or foreign securities laws, and, therefore, cannot be resold unless they are subsequently registered under the Securities Act and applicable state and foreign securities laws or unless an exemption from such registration is available; (ii) such Purchaser may not resell or otherwise dispose of all or any part of the Shares except as permitted by law, including, without limitation, Regulation S and all other regulations promulgated under the Securities Act and applicable state and foreign securities laws; (iii) except as is expressly set forth in the Registration Rights Agreement, the Company does not have any obligation to register the Shares under the Securities Act and applicable state and foreign securities laws, and the Company has no present intention of effecting any such registration; and, (iv) without prejudice to the Company's obligations pursuant Section 9.5 of the Registration Rights Agreement, Regulation S, Rule 144 or Rule 144A under the Securities Act may not be available to such Purchaser as a basis for exemption from registration of the Shares under the Securities Act. Each Purchaser agrees not to engage in hedging transactions with regard to the Shares unless in compliance with the Securities Act. Each Purchaser agrees not to engage in any "directed selling efforts" (as such term is defined in Rule 902(c) of Regulation S) with respect to any of the Shares until the expiration of the "distribution compliance period" (as such term is defined in Rule 902(f) of Regulation S). The Company and the Purchasers agree and acknowledge that the Company is required to, and shall refuse to, register any transfer of the Shares not made in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act or pursuant to an available exemption from registration under the Securities Act.

      (c)  Access to Information.  Each Purchaser has had the opportunity to ask
           ---------------------
questions and receive answers from the officers and other employees of the Company regarding the terms and conditions of this Agreement, the transactions contemplated hereby (including, without limitation, its acquisition of Shares), as well as the affairs of the Company and its Subsidiaries and related matters.

      (d)  Corporate Representation.  (i) The individual(s) executing this
           ------------------------
Agreement on each Purchaser's behalf have been duly authorized to execute and deliver this Agreement and the other agreements contemplated hereby, including, without limitation, the Registration Rights Agreement, the Strategic Interactive Services and Marketing Agreement of even date herewith by and between the Company, America Online Brasil, Ltda. ("AOLB"), and Itau (the "Marketing

Agreement"), and the related Escrow Agreement, to be dated the date of the Closing, by and among the Company, AOLB, Itau and The Bank of New York, as escrow agent (collectively, the "Related Agreements"); (ii) the signature of each such individual is binding upon such Purchaser; (iii) such Purchaser is duly organized, validly existing and in good standing in its jurisdiction of incorporation or organization and has all requisite power and authority to execute and deliver this Agreement and each of the Related Agreements; (iv) this Agreement is, and upon the execution and delivery thereof, each of the Related Agreements will be, legal, valid and binding obligations of each Purchaser, enforceable in accordance with its terms, subject to laws of general application from time to time in effect affecting creditors' rights and the exercise of judicial discretion in accordance with general equitable principles; (v) the execution and delivery of this Agreement and the Related Agreements and the purchase of the Shares hereunder will not result in the violation of, constitute a breach or default under, or conflict with, any term or provision of the Estatutos, bylaws or other similar governing document of either of the Purchasers or, to its knowledge, a breach or default under any material agreement or any judgment, decree, order, law, rule, statute or regulation by which it is bound or which is applicable to it; and (vi) all corporate or other action on the part of the Purchasers necessary for the authorization, execution, delivery and performance of this Agreement and the Related Agreements has been taken.

      (e)  No Reliance on Prospectus.  Each Purchaser understands that the
           -------------------------
Company filed a Registration Statement on Form S-1 with the SEC on January 20, 2000, File No. 333-95051, as amended by Amendment No. 1 thereto filed with the SEC on February 10, 2000, and as further amended by Amendment No. 2 thereto filed with the SEC on March 14, 2000, Amendment No. 3 thereto filed with the SEC on March 21, 2000, Amendment No. 4 thereto filed with the SEC on March 24, 2000 and Amendment No. 5 thereto filed with the SEC on March 31, 2000 (as so amended, together with all exhibits thereto, the "Registration Statement"), related to the contemplated initial public offering of the Company's Class A Common Stock (the "IPO"). Each Purchaser further understands that the Company's preliminary prospectus included as part of the Registration Statement (the "Prospectus") is subject to revision before the Registration Statement is declared effective, that the Prospectus in its current form may contain untrue statements of material fact, may contain statements that are materially misleading or may omit to state material facts that are necessary to make the statements contained therein not misleading, and such Purchaser acknowledges that it is not relying on any of the information contained in the Registration Statement or the Prospectus in connection with its decision to execute this Agreement and the Related Agreements and to make an investment in the Shares.

      (f)  Litigation.  There is no action, suit, claim, litigation, proceeding,
           ----------
investigation, arbitration or governmental inquiry, at law or in equity, or before or by any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or arbitration involving private parties (collectively, a "Proceeding") pending or, to the knowledge of the Purchasers, threatened against either Purchaser or any of its Subsidiaries or Affiliates or affecting any of its or their properties or assets, which does or likely would, if adversely determined against a Purchaser or any of its Subsidiaries or Affiliates adversely affect the ability of the Purchasers to consummate the transactions contemplated hereby and by the Related Agreements. There are no Proceedings pending or, to either Purchaser's knowledge, threatened against a Purchaser or any of its Subsidiaries which might call into question the validity of this Agreement or any of the Related Agreements.

     (g) Governmental Filings and Consents.  No registration or filing with, or
         ---------------------------------
consent or approval of or other action by, any Federal, state or other governmental agency or instrumentality, domestic or foreign, under laws and regulations thereof as now in effect (including, without limitation, the Securities Act) is or will be necessary for the valid execution, delivery and performance by the Purchasers of this Agreement and the Related Agreements other than filings required to be made pursuant to the pre-merger notification requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder (the "HSR Act"), the notifications required under Law 8.884 of June 11, 1994 and Resolution #15/98 of the Conselho Administrativo de Defesa Economica promulgated thereunder (the "BAT Law"), and any approval of the Brazilian Central Bank that may be required in connection with any payment by the Purchasers of any funds in U.S. Dollars, except for such registrations, filings, approvals and consents, which the failure to make or obtain would not, either individually or in the aggregate, have a material adverse effect on the ability of the Purchasers to consummate the transactions contemplated hereby and by the Related Agreements. No consents of any Person will be necessary for the valid execution, delivery and performance by the Purchasers of this Agreement and the Related Agreements, and the purchase by the Purchasers of the Shares except for such consents, which the failure to obtain would not, either individually or in the aggregate, have an adverse effect on the ability of the Purchasers to consummate the transactions contemplated hereby and by the Related Agreements.

     (h) Regulation S.  Neither Purchaser is a "U.S. person" as such term is
         ------------
defined in Rule 902(k) promulgated under Regulation S. Neither Purchaser is acquiring the Shares for the account or benefit of a U.S. person. Neither Purchaser is a "Distributor" or a "Dealer" as such terms are defined in Rule 902 promulgated under Regulation S of the Securities Act. Each Purchaser covenants that neither it nor any Affiliate, nor any other person or entity acting on its or their behalf, has the intention of entering, or will enter into any hedging transaction in violation of the provisions of Regulation S.

          (i)  Banco Banerj.  Not less than seventy five percent (75%) of (a)
               ------------
the outstanding equity securities of and (b) the voting power entitled to be cast at elections for directors ("Voting Power") of, Banco Banerj is held, directly or indirectly, by Itau and/or Itausa -Investimentos Itau, S.A., a Brazilian Sociedade Anonima ("Itausa").


                                  ARTICLE II
                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents, warrants and agrees as follows as of the date hereof and as of the date of the Closing:

     2.01    Incorporation, Standing and Qualification of the Company.  The
             --------------------------------------------------------
Company and each of its Subsidiaries is a corporation or other entity duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization. The Company and each of its Subsidiaries has the requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted and as proposed to be conducted. The Company and each of its Subsidiaries is qualified as a foreign corporation and in good standing in all U.S. states and foreign countries, except in such jurisdictions where the failure to be so duly qualified or licensed or in good standing has not had and is not likely to have, either individually or in the aggregate, a material adverse effect on the business, assets, results of operations or financial condition of the Company and its Subsidiaries, taken as a whole (a "Company Material Adverse Effect").

     2.02 Subsidiaries.  Except as set forth on Schedule 2.02 of the disclosure
          ------------                          -------------
letter delivered by the Company to the Purchasers on or prior to the date hereof (the "Disclosure Letter"), the Company does not have any Subsidiaries or otherwise (i) own of record or beneficially, directly or indirectly, (A) any shares of capital stock of any other corporation or (B) any participating interest in any partnership, joint venture or other non-corporate business enterprise, or (ii) control, directly or indirectly, any other Person.

     2.03         Corporate Power and Authority.  The Company has the requisite
                  -----------------------------
power and authority to execute and deliver this Agreement and the Related Agreement, to perform its obligations hereunder and thereunder, and to engage in the transactions contemplated hereby and thereby. All corporate action on the part of the Company necessary for the authorization, execution delivery and performance of this Agreement and the Related Agreements and the authorization, sale, issuance and delivery of the Shares has been taken. The individuals executing this Agreement, the Related Agreements and the Shares on its behalf have been duly authorized to execute and deliver this Agreement, the Related Agreements and the Shares and the signature of each such individual is valid and binding upon the Company. This Agreement is, and upon the execution and delivery thereof, each of the Related Agreements will be, legal, valid and binding obligations of the Company, enforceable in accordance with its terms, subject to laws of general application from time to time in effect affecting creditors' rights and the exercise of judicial discretion in accordance with general equitable principles.

     2.04         Charter and By-Laws; Letter Agreement.
                  -------------------------------------

     (a) The Company and each of its Subsidiaries has made available to the Purchasers true, correct and complete copies of its Certificate of Incorporation and By-Laws or other governing instruments, as applicable, and all amendments to and restatements of each as of the date hereof.

     (b) Each of the documents currently held by Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., pursuant to the Letter Agreement, dated as of January 20, 2000, by and between the Company, America Online, Inc. ("AOL"), Riverview Media Corp. ("ODC") and Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., including, without limitation, the Restated Certificate of Incorporation of the Company (the "Restated Certificate of Incorporation") and the Restated By-Laws of the Company, is in the form of such document filed as an exhibit to the Registration Statement as of the date of this Agreement, if so filed. True and correct copies of such Letter Agreement (the "Letter Agreement"), and the Contribution Agreement, dated as of January 20, 2000, by and between AOL, ODC and the Company (the "Contribution Agreement") have been made available to the Purchasers.

     2.05         Litigation; Compliance with Laws; Bankruptcy
                  --------------------------------------------

     (a) Litigation.  Except as set forth on Schedule 2.05 of the Disclosure
         ----------                          -------------
Letter, there is no Proceeding pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries or Affiliates or affecting any of its or their properties or assets, or, to the Knowledge of the Company, against any officer, employee, consultant or holder of any of the capital stock of the Company relating to the Company or any of its Subsidiaries or Affiliates or its or their businesses, which does or likely would, if adversely determined against the Company or any of its Subsidiaries or Affiliates, (i) have a Company Material Adverse Effect or (ii) adversely affect the ability of the Company to consummate the transactions contemplated hereby and by the Related Agreements. There are no Proceedings pending or, to the Company's Knowledge, threatened which might call into question the validity of this Agreement, any of the Shares, or any of the Related Agreements. Except as set forth on Schedule 2.05 of the Disclosure Letter, there is no Proceeding by
             -------------
the Company or any of its Subsidiaries pending or threatened against others.

     (b) Compliance with Laws.  The Company and each of its Subsidiaries has
         --------------------
complied with, and is not in violation of or in default (with due notice or lapse of time or both) with respect to, any laws, governmental rules, governmental regulations, governmental orders, judgments, decrees, writs, injunctions and awards of any arbitration, court or governmental authority applicable to it and its business, operations, properties, assets, products and services, the violation of which or default under which would have a Company Material Adverse Effect, and the Company and each of its Subsidiaries has all permits, licenses and other authorizations required to conduct its and their business as currently conducted, except where the failure so to obtain such permits, licenses and other authorizations has not had, and is not likely to have, either individually or in the aggregate, a Company Material Adverse Effect.

     (c) Bankruptcy.  Neither the Company nor any of its Subsidiaries has
         ----------
admitted in writing its inability to pay its debts generally as they become due, filed or consented to the filing against it of a petition in bankruptcy or a petition to take advantage of any insolvency act, made an assignment for the benefit of creditors, consented to the appointment of a receiver for itself or for the whole or any substantial part of its property, or had a petition in bankruptcy filed against it, been adjudicated as bankrupt, or filed a petition or answer seeking reorganization or arrangement under the Federal bankruptcy laws or any other law or statute of the United States of America or any other jurisdiction.

     2.06       Violations of Charter Provisions and Other Instruments. Neither
                ------------------------------------------------------
the Company nor any of its Subsidiaries is in violation or default (with due notice or lapse of time or both) of its charter, By-laws or other corporate restriction, or of any agreement or instrument to which it is a party, except in the case of such agreements or instruments for such violations or defaults, which, individually or in the aggregate, would not have a Company Material Adverse Effect. Neither the authorization, execution, delivery or performance of this Agreement or the Related Agreements, nor the sale, issuance and delivery of the Shares, nor the consummation of the transactions herein and therein contemplated, nor the fulfillment of or compliance with the terms hereof and thereof, will conflict with or result in a breach, default or violation (with due notice or lapse of time or both) of any of the terms of the charter or By-laws or any other corporate restriction, or of any statute, law, rule or regulation, or of any judgment, decree, writ, injunction, order or award of any arbitrator, court or governmental authority, or of any agreement or instrument to which the Company and each of its Subsidiaries is a party, or result in the creation or imposition of any Lien upon any of the assets of the Company and each of its Subsidiaries, except for conflicts, violations, breaches, or defaults under agreements or instruments or Liens, which, individually or in the aggregate, would not have a Company Material Adverse Effect.

     2.07         Governmental Approvals; Consents. Except as set forth on
                  --------------------------------
Schedule 2.07 of the Disclosure Letter, and subject to the accuracy of the
-------------                         -
representations and warranties of the Purchasers set forth in Section 1.02, no registration or filing with, or consent or approval of or other action by, any Federal, state or other governmental agency or instrumentality, domestic or foreign, under laws and regulations thereof as now in effect (including, without limitation, the Securities Act) is or will be necessary for the valid execution, delivery and performance by the Company of this Agreement and the issuance, sale and delivery of the Shares, other than filings required to be made pursuant to the HSR Act and BAT Law. Assuming the accuracy in all material respects of the representations and warranties of the Purchasers contained in Section 1.02, the Company has complied in all material respects with the requirements of Regulation S in order to qualify the issuance and sale of the Shares to the Purchasers for the exemption provided by Regulation S. No consents of any Person will be necessary for the valid execution, delivery and performance by the Company of this Agreement and the Related Agreements, and the issuance, sale and delivery of the Shares except for such consents, which the failure to obtain would not, either individually or in the aggregate, have a Company Material Adverse Effect or an adverse effect on the ability of the Company to issue the Shares and consummate the transactions contemplated hereby or by the Related Agreements.

     2.08  Tax Returns and Payments  The Company and each of its Subsidiaries
           ------------------------
has accurately prepared and timely filed all required tax returns and reports (other than those not required to be filed by applicable law or regulation) and has paid, or adequately provided for the payment of, all taxes, assessments and other governmental charges imposed upon it or upon any of its assets, income or franchises, other than any such charges that are currently payable without penalty or interest, including, without limitation, all taxes which the Company or any of its Subsidiaries is obligated to withhold from amounts owing to employees, creditors and third parties except for such taxes which the failure to pay in a timely manner would not, either individually or in the aggregate, have a Company Material Adverse Effect. Adequate reserves have been established for all taxes accrued but not yet payable. The Federal income tax returns of the Company have never been audited by the U.S. Internal Revenue Service or other taxing authority, domestic or foreign. No deficiency assessment with respect to or proposed adjustment of the Company's and/or any of its Subsidiaries' Federal, state, county or local taxes, domestic or foreign, is pending or threatened. There is no tax Lien, whether imposed by any Federal, state, county or local taxing authority of any jurisdiction, outstanding against the assets, properties or business of the Company and/or any of its Subsidiaries except for such Liens as would not, either individually or in the aggregate, have a Company Material Adverse Effect.

     2.09  Financial Information.
           ---------------------

     (a) The Company has previously delivered to the Purchasers (i) the audited consolidated balance sheets of the Company as of June 30, 1999 and the related statements of income, cash flow and shareholders' equity for the periods then ended (the "Audited Company Financial Statements") and (ii) drafts of the unaudited consolidated balance sheet of the Company as of March 31, 2000, and the related statements of income, cash flow and shareholders' equity for the nine-month period then ended (the "Unaudited Company

Financial Statements," and together with the Audited Company Financial Statements, the "Company Financial Statements"). The Company shall deliver to the Purchasers copies of similar financial statements prepared in respect of any subsequent quarterly or annual periods promptly after their preparation and finalization.


     (b) The Company Financial Statements and each of the additional financial statements delivered to the Purchasers pursuant to the provisions of Section 2.09(a) when so delivered (A) are and will be in accordance with the books and records of the Company, (B) fairly present the financial condition of the Company as at the respective dates indicated and the results of operations of the Company for the respective periods indicated and (C) have been or will be prepared in accordance with United States generally accepted accounting principles consistently applied throughout the periods indicated therein ("GAAP"), except as indicated therein and except for the absence of complete footnote disclosure as required by GAAP and subject to changes resulting from normal year-end audit adjustments, which adjustments shall not in any event have a Company Material Adverse Effect.

     2.10 ERISA. Except as set forth on Schedule 2.10 of the Disclosure Letter,
          -----                         -------------
neither the Company nor any of its Subsidiaries is a party to, sponsors, maintains or contributes to, or is required to contribute to, any bonus, deferred compensation, incentive compensation, stock purchase, stock option, severance or termination pay, hospitalization or other medical, life or other insurance, supplemental unemployment benefits, profit-sharing, pension, or retirement plan, program, agreement or arrangement.

     2.11 Title to Assets   Neither the Company nor any of its Subsidiaries owns
          ---------------
any real property.  The Company and each Subsidiary has good and merchantable title to all of its assets free of any Liens, except (i) mechanics liens not material to the Company or such Subsidiary or any property to which such Liens relate or Liens for current taxes not yet due and payable, (ii) those Liens which would not have a Company Material Adverse Effect and (iii) those Liens listed on Schedule 2.11 of the Disclosure Letter. The Company and each
                -------------
Subsidiary enjoys peaceful and undisturbed possession under all leases (both capital and operating leases) under which it is operating, and all said leases are valid and subsisting and in full force and effect except for such leases as to which the failure to be valid and subsisting would not, either individually or in the aggregate, have a Company Material Adverse Effect.

     2.12 Intellectual Property Rights.
          ----------------------------

     (a)  Schedule 2.12 of the Disclosure Letter sets forth, for the
          -------------
Intellectual Property Rights, a complete and accurate list of all (i) patents and patent applications; (ii) Trademark registrations (including Internet domain registrations), Trademark applications, and material unregistered Trademarks;
(iii) copyright registrations, copyright applications, and material unregistered copyrights, and in each case any license thereof or any license of any other material Intellectual Property Rights (the "License Agreements"), in any event which are material to the Company's operation of its business. Such list includes, for each of the foregoing, the applicable record owner, jurisdiction and registration and/or application number, and the date issued (or filed).

     (b) Schedule 2.12 of the Disclosure Letter lists all Software which is
         -------------
owned, licensed, leased or otherwise used by the Company or any Subsidiary and which is material to the Company's operation of its business, and identifies which of such Software is owned, licensed, leased, or otherwise used, as the case may be.

     (c) The Company and/or its Subsidiaries owns or has a valid right to the Intellectual Property Rights necessary to conduct its business (i) as now conducted and (ii) as now proposed to be conducted except for such Intellectual Property as to which the failure to own or otherwise have a right to use would not, either individually or in the aggregate, have a Company Material Adverse Effect. Except as specified on Schedule 2.12 of the Disclosure Letter, neither
                                -------------
the Company nor any Subsidiary has any obligation to compensate any Person for the use of any such Intellectual Property as to which the failure to own or otherwise have a right to use would, either individually or in the aggregate, have a Company Material Adverse Effect.

     (d) Neither the Company, its Subsidiaries nor any of its or their officers has received written notice of, and there are no claims pending or, to the Company's Knowledge, threatened, that the Intellectual Property Rights owned or licensed by the Company or any Subsidiary or the use or ownership thereof by the Company or any such Subsidiary infringes, dilutes, violates or conflicts with any such right of any third party or are invalid or unenforceable, which infringement, dilution, violation or conflict if proven, would, either individually or in the aggregate, have a Company Material Adverse Effect and, to the Knowledge of the Company, there is no valid basis for any such claim.

     (e) All Trademarks which are material to the business of the Company (the "Material Trademarks") have been in continuous use by AOL, the Company or a Subsidiary of either and there has been no prior use of such Material Trademarks by any third party other than AOL, the Company or a Subsidiary of either which would confer upon said third party superior rights in such Material Trademarks; the Company believes that AOL, the Company or a Subsidiary have adequately policed the Material Trademarks against third party infringement; and the registered Material Trademarks have been continuously used in the form appearing in, and in connection with the goods and services listed in, their respective registration certificates.

     (f) The Company and its Subsidiaries have taken and will take reasonable measures to protect the confidentiality of Trade Secrets, including requiring its employees and other parties having access thereto to execute written non-disclosure agreements. To the Knowledge of the Company, no Trade Secret material to the operation of the Company's business has been disclosed or authorized to be disclosed to any third party other than pursuant to a non-disclosure agreement that the Company believes adequately protects Company's and its Subsidiaries' proprietary interests in and to such Trade Secrets.

     2.13 Proprietary Information of Third Parties.  To the Company's Knowledge,
          ----------------------------------------
no third party has claimed that any Person employed by or affiliated with the Company or any Subsidiary has (a) violated any of the terms or conditions of his or her employment, non-competition, non-disclosure or inventions agreement with such third party in any material respect, (b) disclosed or utilized any trade secret or proprietary information or documentation of such third party or (c) interfered in the employment relationship between such third party and any of its present or former employees which violation, disclosure, utilization or interference would, if proven, have a Company Material Adverse Effect.

     2.14 Capitalization; Status of Capital Stock.  Effective as of the time
          ---------------------------------------
immediately prior to the IPO, the Company will have a total authorized capitalization consisting of (i) shares of common stock, $.01 par value par share, some of which will be designated as Class A Common Stock, none of which will be issued and outstanding, which shares will be issued in connection with the IPO, some of which are designated as Class B Common Stock, none of which will be issued and outstanding or issued in connection with the IPO or the transactions contemplated hereby, and some of which will be designated as Class C Common Stock, none of which will be issued and outstanding or issued in connection with the IPO or the transactions contemplated hereby, and (ii) shares of preferred stock, $.01 par value per share, some shares of which are designated as Series B Cumulative Redeemable Preferred Stock (the "Series B Preferred"), none of which will be issued and outstanding but which will, upon consummation of the IPO and the transactions contemplated hereby and assuming
(i) no further issuances of capital stock by the Company after the date hereof and disregarding the shares of Class A Common Stock issued in the IPO, constitute 44% of the outstanding capital stock of the Company, and some shares of which will be designated as Series C Cumulative Redeemable Preferred Stock (the "Series C Preferred"), none of which will be issued and outstanding but which will, upon consummation of the IPO and the transactions contemplated hereby and assuming no further issuances of capital stock by the Company after the date hereof and disregarding the shares of Class A Common Stock issued in the IPO, constitute 44% of the outstanding capital stock of the Company. Effective as of the closing date of the IPO, all the outstanding shares of capital stock of the Company will have been duly authorized, validly issued and will be fully paid and non-assessable and no personal liability will attach to the ownership thereof. The designations, powers, preferences, rights, qualifications, limitations and restrictions in respect of the authorized capital stock of the Company are and will be as of the closing date of the IPO as set forth in the Restated Certificate of Incorporation, and all such designations, powers, preferences, rights, qualifications, limitations and restrictions will be, upon filing of such Restated Certificate of Incorporation with the Delaware Secretary of State, valid, binding and in full force and effect in accordance with all applicable laws. The Shares, will, immediately after the closing of the IPO and the transactions contemplated hereby and assuming no further issuances of capital stock by the Company after the date hereof and after giving effect to the issuance and sale of the Shares, constitute 12.0% of the issued and outstanding capital stock of the Company calculated on an as converted, fully diluted basis without taking into account
(i) any then outstanding options or warrants to acquire (A) shares of Class A Common Stock or (B) any Common Stock Equivalents or other Equity Securities or
(ii) any shares of Class A Common Stock, any Common Stock Equivalents or other Equity Securities issued by the Company after the date hereof other than (A) shares issued in the IPO and (B) shares of Class A Common Stock, Common Stock Equivalents and other Equity Securities issued by the Company in connection with the Reorganization. The Shares, when issued and delivered in accordance with the terms hereof, will be duly authorized, validly issued, fully paid and non-assessable, free and clear of all Liens or restrictions imposed by or through the Company except as set forth in the Registration Rights Agreement.

     Except for the Shares, except as set forth on Schedule 2.14 of the
                                                   -------------
Disclosure Letter, and except for shares of Common Stock and Common Stock Equivalents as may be issued by the

Company after the date hereof, there are no subscriptions, options, warrants or other rights (contingent or otherwise) to purchase or otherwise acquire shares of capital stock or other equity securities of the Company authorized, issued or outstanding, nor is or will the Company be obligated in any other manner to issue shares of its capital stock, subscriptions, warrants, options, convertible securities, or other such rights or to distribute to holders of any of its equity securities any evidence of indebtedness or asset. As of the closing date of the IPO, shares of Class A Common Stock representing not more than five percent (5%) of the authorized capital stock of the Company will be authorized for issuance pursuant to the Company's 2000 Stock Option Plan. Except as set forth in Schedule 2.14 of the Disclosure Letter, or as contemplated by this
         -------------
Agreement or the Registration Rights Agreement (i) there are no restrictions on the transfer of shares of equity securities of the Company other than those imposed by relevant state and Federal securities laws and (ii) there are no agreements, understandings, proxies, trusts or other collaborative arrangements concerning the voting, pledge or purchase and sale of the equity securities of the Company to which the Company is a party or of which it has Knowledge after due inquiry. Except as set forth in Schedule 2.14 of the Disclosure Letter, no
                                    -------------
holder of any security of the Company is entitled to preemptive, first refusal or similar statutory or contractual rights, either arising pursuant to any agreement or instrument to which the Company is a party, or which are otherwise binding upon the Company, or to the best of the Company's Knowledge, to which any other Person is a party, and all such rights have been duly waived with respect to the issuance of the Shares. Except as provided for in the Company's Restated Certificate of Incorporation, or as set forth in the attached Schedule
                                                                       --------
2.14 of the Disclosure
----
Letter, the Company has no obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any of its equity securities or any interest therein or to pay any dividend or make any other distribution in respect thereof. The offer and sale of all capital stock and other securities of the Company issued before the Closing complied with or were exempt from all applicable Federal and state securities laws and no stockholder has a right of rescission or damages with respect thereto.

     2.15  Absence of Undisclosed Liabilities.  Except (a) for liabilities and
           ----------------------------------
obligations incurred in the ordinary course of business, (b) as reflected in the Unaudited Company Financial Statements, or (c) as otherwise disclosed herein or in Schedule 2.15 of the Disclosure Letter, since June 30, 1999, none of the
      -------------                         -
Company or any of its Subsidiaries has incurred any material liabilities or obligations of any nature whatsoever (whether direct, indirect, accrued, contingent or otherwise).

     2.16  Absence of Certain Changes.  Except as disclosed on Schedule 2.16 of
           --------------------------                          -------- ----
the Disclosure Letter or as reflected in the Unaudited Company Financial Statements, since June 30, 1999, neither of the Company nor any of its Subsidiaries has suffered any Company Material Adverse Effect.

     2.17  Insurance  The Company and each Subsidiary carries insurance with
           ---------
financially sound and reputable insurance companies or associations, in such amounts and covering such risks as the Company reasonably believes are adequate and customary for the type and scope of its property and business, but in any event in amounts sufficient to prevent the Company or such Subsidiary from becoming a co-insurer.

     2.18  Registration Rights.  Other than pursuant to the terms of the
           -------------------
Registration Rights Agreement, to be dated the effective date of the Reorganization, by and between the Company,

America Online, Inc. and Riverview Media Corp., and the Registration Rights Agreement, no Person has demand or other rights to cause the Company to file any registration statement under the Securities Act relating to any securities of the Company or any right to participate in any such registration.

     2.19       Employees.  Except as set forth in Schedule 2.19 of the
                ---------                          -------------
Disclosure Letter, no employee of the Company or any Subsidiary has an employment agreement or understanding, whether oral or written, with the Company or such Subsidiary which is not terminable on notice by the Company or such Subsidiary without cost or other contractually mandated liability to the Company or such Subsidiary. The Company and each Subsidiary has complied in all material respects with all applicable laws, domestic and foreign, relating to the employment of labor, including provisions relating to wages, hours, equal opportunity, collective bargaining and the payment of Social Security and other taxes, and with ERISA, in any event where the failure to so comply could have a Company Material Adverse Effect.

     2.20       Labor Relations. There are no unfair labor practice charges,
                ---------------
pending trials with respect to unfair labor practice charges, pending grievance proceedings or adverse decisions of any labor relations board against the Company or any Subsidiary or relating to the Company's or such Subsidiary's employees or consultants which, if decided adversely to the Company or such Subsidiary, would have a Company Material Adverse Effect. Furthermore, to the Knowledge of the Company, relations with employees and consultants of the Company and its Subsidiaries are good and the Company and its Subsidiaries have no reason to believe that any such labor difficulties will arise in the foreseeable future.

     2.21       Environmental Matters. Neither the Company nor any Subsidiary is
                ---------------------
in violation in any material respect of any applicable statute, law or regulation relating to the environment or occupational safety and health, and to the Company's Knowledge, no material expenditures will be required in order to comply with any such statute, law or regulation except in the ordinary course of doing business and except for such expenditures as will not have a Company Material Adverse Effect.

     2.22  Transactions with Certain Persons.  Except as disclosed in Schedule
            ---------------------------------                         --------
2.22 of the Disclosure Letter, no Board member, director, officer, employee or
----
affiliate of the Company or any of its Subsidiaries (each, a "Related Person") is, or has in the last 3 years been, a party to any contract, agreement, arrangement or transaction with the Company or any of its Subsidiaries which contracts, agreements, arrangements or transactions are on terms and conditions substantially less favorable to the Company than those that could have been obtained from an unrelated third party.

     2.23  Material Contracts. Schedule 2.23 of the Disclosure Letter sets
           ------------------  -------------
forth a list of all contracts, agreements or arrangements to which the Company or any of its Subsidiaries is a party or otherwise bound (i) which involve payment or receipt of an amount in excess of US$1,000,000 in any calendar year;
(ii) pursuant to which the Company or any Company Subsidiary has acquired or disposed of another business entity or all or substantially all of the assets thereof; (iii) relating to indebtedness (including sale and leaseback and capitalized lease transactions and other similar financing transactions), or guarantees of indebtedness, providing for payment or repayment in excess of US$500,000; (iv) providing for the indemnification by the

Company or any of its Subsidiaries of any Person in any amount material to the Company, except those entered into in the ordinary course of business; (v) any material joint venture, partnership or similar documents or agreements; (vi) limiting or purporting to limit the ability of the Company or any of its Subsidiaries to own, operate, sell, transfer, pledge or otherwise dispose of any assets having an aggregate value in excess of US$500,000; (vii) which purports to limit in any respect the manner in which, or the localities in which, any business may be conducted; (viii) providing for future payments that are conditioned, in whole or in part, on a change of control of the Company or any of its Subsidiaries; and (ix) not made in the ordinary course of business which is material to the Company and its Subsidiaries taken as a whole or which would prohibit or materially delay the consummation of the transactions contemplated by this Agreement (collectively, the "Material Contracts").

  Each Material Contract is valid and binding on the Company (or, to the extent any of its Subsidiaries is a party, such Subsidiary) and is in full force and effect. The Company and each of its Subsidiaries have in all material respects performed all obligations required to be performed by them to date under each Material Contract; and neither the Company, nor any of its Subsidiaries, nor to the Knowledge of the Company, any other party to a Material Contract, is in breach or default under any Material Contract; nor, to the Knowledge of the Company, does there exist any condition which with the passage of time or the giving of notice or both would result in such a violation, breach or default thereunder, in any event which breach or default could have a Company Material Adverse Effect. The Company has provided the Purchasers with true and complete copies of all Material Contacts.

                                  ARTICLE III

                                 CONDITIONS TO CLOSING

  3.01   Conditions to Purchasers' Obligations.  The obligation of the
         -------------------------------------
Purchasers to purchase and pay for the Shares to be purchased by them at the Closing is subject to the following conditions (all or any of which may be waived by the Purchasers prior to the Closing):

  (a)  Representations and Warranties.  Each of the representations and
       ------------------------------
warranties of the Company set forth in Article II hereof shall be true, accurate and correct in all material respects when made and as of the date of the Closing other than the representations and warranties which are qualified by "materiality" or "Company Material Adverse Effect," which shall be true, accurate and correct in all respects; provided, that the Company may deliver updates of Schedules 2.02, 2.19, 2.22 and 2.23 to the Disclosure Letter at least two (2) Business Days prior to Closing so long as such updates will not result in a breach of the other provisions of this Agreement. All agreements and conditions to be performed or satisfied by the Company or any of its Subsidiaries hereunder on or before the Closing shall have been duly performed or satisfied in all material respects.

  (b)  Restated Certificate of Incorporation.  The Company shall have filed the
       -------------------------------------
Restated Certificate of Incorporation with the Delaware Secretary of State.

     (c)  Documentation at Closing.  The Purchasers shall have received prior
          ------------------------
to or at the Closing all of the following materials, each in form and substance reasonably satisfactory to the Purchasers and each of the following events shall have occurred, or each of the following documents shall have been delivered, prior to or simultaneous with the Closing:

        (i) A certified copy of the Restated Certificate of Incorporation of the Company, as amended or restated to the date of the Closing; a copy of the resolutions of the Board of Directors providing for the approval of this Agreement and the Related Agreements, the issuance of the Shares and all other agreements or matters contemplated hereby or executed in connection herewith; and a copy of the Restated By-laws of the Company, all of which have been certified by the Secretary of the Company to be true, complete and correct;

        (ii) A certificate of the Secretary or an Assistant Secretary of the Company which shall certify the names of the officers of the Company authorized to sign this Agreement, the Related Agreements, the certificates for the Shares and the other documents, instruments or certificates to be delivered pursuant to this Agreement or the Related Agreements by the Company or any of its officers, together with the true signatures of such officers;

        (iii) A certificate of the President of the Company stating that the representations and warranties of the Company contained in Article II hereof are true and correct in all material respects when made and as of the time of the Closing, other than the representations and warranties which are qualified by "materiality" or "Company Material Adverse Effect," which shall be true, accurate and correct in all respects and that all conditions required to be performed by the Company prior to or at the Closing have been performed in all material respects;

        (iv) A Certificate of the Secretary of State of the State of Delaware as to the due incorporation and good standing of the Company;

        (v) A legal opinion from counsel to the Company, in form and substance reasonably satisfactory to the Purchasers and covering such customary matters as the Purchasers may reasonably request;

        (vi) The Registration Rights Agreement, in the form attached hereto as Exhibit A, duly executed by the Company; and
        ------- -

        (vii) A cross-receipt, in form and substance reasonably satisfactory to the Purchasers, pursuant to which the Purchasers acknowledge receipt of the Shares and the Company acknowledges receipt of the Purchase Price and directs allocation and payment be made thereof in accordance with the provisions of the Marketing Agreement.

     (d)  Marketing Agreement.  The Marketing Agreement shall be in full force
          -------------------
and effect, and no event shall have occurred that, but for the passage of time or giving of notice of both, would allow Itau to terminate the Marketing Agreement, and the Company shall have made arrangements reasonably satisfactory to the Purchasers regarding the payments due by the Company under such Marketing Agreement.

  3.02    Conditions to the Company's Obligations.  The obligation of the
          ---------------------------------------
Company to issue and sell to the Purchasers the Shares to be sold at the Closing is subject to the following conditions:

     (a)  Representations and Warranties.  The representations and warranties of
          ------------------------------
the Purchasers contained in Article I hereof shall be true, accurate and correct in all material respects when made and as of the date of the Closing other than the representations and warranties which are qualified by "materiality" or "material adverse effect," which shall be true, accurate and correct in all respects. All agreements and conditions to be performed or satisfied by the Purchasers hereunder on or before the Closing shall have been duly performed or satisfied in all material respects.

     (b)  Documentation at Closing.  The Company shall have received prior to
          ------------------------
or at the Closing the following materials, each in form and substance reasonably satisfactory to the Company, and each of the following documents shall have been delivered, prior to or simultaneous with the Closing:

        (i) Certified copies of the Estatutos of each Purchaser, as amended or restated to the date of the Closing providing authority for the approval of this Agreement and the Related Agreements and all other agreements or matters contemplated hereby or executed in connection herewith, all of which have been certified by two directors or officers of each of the Purchasers to be true, complete and correct;

        (ii) Certificates signed by two directors or officers of each of the Purchasers which shall certify the names of the officers of the Purchasers authorized to sign this Agreement, the Related Agreements, the certificates for the Shares and the other documents, instruments or certificates to be delivered pursuant to this Agreement or the Related Agreements by the Purchasers or any of its officers, together with the true signatures of such officers;

        (iii) Certificates signed by two directors or officers of each of the Purchasers stating that the representations and warranties of the Purchasers contained in Article I hereof are true and correct in all material respects when made and as of the time of the Closing other than the representations and warranties which are qualified by "materiality" or "material adverse effect," which shall be true, accurate and correct in all respects, and that all conditions required to be performed by the Purchasers prior to or at the Closing have been performed in all material respects;

        (iv) Official copies from the Registro de Comercio de Sao Paulo of the registered Estatutos, as amended, of each of the Purchasers;

        (v) An opinion of counsel to the Purchasers, in form and substance reasonably satisfactory to the Company, as to such customary matters as the Company reasonably may request;

        (vi) The Registration Rights Agreement, in the form attached hereto as Exhibit A, duly executed by the Purchasers; and
        ------- -

        (vii) A cross-receipt, in form and substance reasonably satisfactory to the Company, pursuant to which the Purchasers acknowledge receipt of the Shares and the Company acknowledges receipt of the Purchase Price and directs allocation and payment be made thereof in accordance with the provisions of the Marketing Agreement.

     (c)  Marketing Agreement.  The Marketing Agreement shall be in full force
          -------------------
and effect, and no event shall have occurred that, but for the passage of time or giving of notice of both, would allow the Company or AOLB to terminate the Marketing Agreement.

     (d)  Repo Transactions.  The Repo transactions contemplated to be entered
          -----------------
into by the Purchasers upon consummation of the transactions contemplated hereby shall not, in the reasonable opinion of the Company, be likely or reasonably likely to result in the loss of the exemption from registration provided under Regulation S for the transactions contemplated hereby or the integration of the transactions contemplated hereby with the sale of Class A Common Stock in the IPO.

  3.03  Conditions to each Party's Obligations.  The obligation of the Company
        --------------------------------------
to issue and sell to the Purchasers the Shares to be sold at the Closing, and the obligation of the Purchasers to purchase such shares, is subject to the following conditions:

     (a)  Effectiveness of Registration Statement.  The Registration Statement
          ---------------------------------------
shall have been declared effective by the SEC, the SEC shall not have issued, or threatened to issue, any stop order suspending the effectiveness of the Registration Statement and the shares of Class A Common Stock being issued and sold in the IPO shall have been issued and sold (without reference to any overallotment option granted to the underwriters of the IPO) on or prior to November 12, 2000; except that this condition shall not be applicable if the IPO shall not have closed prior to October 12, 2000 and the parties shall have reached agreement, pursuant to Section 5.01 hereof, on modifications to the transactions contemplated hereby and by the Related Agreements.

     (b)  Approvals. All authorizations, consents, orders or approvals of, or
          ---------
declarations or filings with or expiration of waiting periods imposed by any governmental authority or any other Person necessary for the consummation of the transactions contemplated by this Agreement and by the Related Agreements shall have been obtained or made or shall have occurred.

     (c) Legal Action.  No temporary restraining order, preliminary injunction
         ------------
or permanent injunction or other order preventing the consummation of the transactions contemplated hereby shall have been issued by any federal or state court or other governmental authority of competent jurisdiction and remain in effect.

     (d) Legislation. No federal, state, local or foreign statute, rule or
         -----------
regulation shall have been enacted which prohibits, restricts or delays the consummation of the transactions contemplated by this Agreement and by the Related Agreements or any of the conditions to the consummation of such transactions.

     (e)  Antitrust Approvals.  All applicable waiting periods under the HSR Act
          -------------------
shall have expired or been terminated without receipt of any objections or commencement of litigation or threat thereof by the appropriate governmental enforcement agency to restrain the transactions contemplated hereby. The filings required to be made under the BAT Law shall have been timely made.

     (f)  Moratoriums, etc.  There shall not have occurred on or after the date
          -----------------
hereof and be continuing up to the date of the Closing any of the following: (i) the declaration of a banking moratorium or any suspension of payments in respect of banks in Brazil or the United States; (ii) the commencement of a war or armed hostilities or other national or international calamity directly or indirectly involving Brazil or the United States and (iii) any change in Brazil or United States currency exchange regulations or a suspension of, or limitation on, the exchange markets for such currencies, which impairs the Company's ability to transfer funds to the Purchasers or on the ability of any of the Company's Subsidiaries to transfer funds to the Company.

     (g)  Reorganization.  The Reorganization shall have been consummated in the
          --------------
manner described in the definition thereof.


                                  ARTICLE IV
                                  DEFINITIONS

  4.01  Certain Defined Terms.  As used in this Agreement, the following terms
        ---------------------
shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

  "Affiliates" shall have the meaning given in the Exchange Act.

  "AOL Warrant" means the warrant to be issued to AOL by the Company in connection with the consummation of the Reorganization.

  "Business Day" means any day, other than a Saturday or Sunday, on which federally chartered banks in the United States and Brazil are open for business.

  "Common Stock Equivalents" means debt or equity securities convertible into or exchangeable for Class A Common Stock, and options, warrants or other rights to acquire any Class A Common Stock or any debt or equity securities convertible into or exchangeable for Class A Common Stock .

  "Equity Securities" means (i) equity securities of the Company other than Class A Common Stock and Common Stock Equivalents, (ii) any debt convertible into or exchangeable for any equity securities of the Company other than Class A Common Stock or Common Stock

Equivalents and (iii) any options, warrants or other rights to acquire any equity securities of the Company other than Class A Common Stock or Common Stock Equivalents.

  "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the SEC (or of any other Federal agency then administering the Exchange Act) thereunder, all as the same shall be in effect at the time.

  "Intellectual Property Rights" means any and all trademarks, service marks, trade names, Internet domain names, designs, logos, slogans, and general intangibles of like nature, together with all goodwill, registrations and applications related to the foregoing (collectively, "Trademarks"); patents
                                                      ----------
(including any registrations, continuations, continuations in part, renewals and applications for any of the foregoing); copyrights (including any registrations and applications for any of the foregoing); Software; databases; technology, trade secrets and other confidential information, know-how, proprietary processes, formulae, algorithms, models, and methodologies (collectively, "Trade
                                                                           -----
Secrets"); which are owned by or licensed to the Company or any of its
-------
Subsidiaries.  For the purposes of this Section, "Software" means any and all
                                                  --------
(a) computer programs, including any and all software implementation of algorithms, models and methodologies, whether in source code or object code, (b) databases and compilations, including any and all data and collections of data, and (c) all documentation, including user manuals and training materials, relating to any of the foregoing.

  "Knowledge" of the Company means the actual knowledge of the senior executive officers of the Company and its Subsidiaries.

  "Lien" means: (i) any interest in property (whether real, personal or mixed and whether tangible or intangible), or other restriction including, without limitation, any lien or security interest, which secures an obligation owed to, or a claim by, a Person other than the owner of such property, whether such interest is based on the common law, statute or contract, including, without limitation, any such interest arising from a lease, mortgage, charge, pledge, security agreement, conditional sale, trust receipt or deposit in trust, or arising from a consignment of bailment given for security purposes, (ii) any encumbrance upon such property which does not secure such an obligation, or
(iii) any exception to or defect in the title to or ownership interest in such property.

  "Person" means an individual, corporation, partnership, limited liability company, joint venture, trust, university, or unincorporated organization, or a government or any agency or political subdivision thereof.

  "Reorganization" means the consummation of the transactions contemplated by
(i) the Contribution Agreement and (ii) the Letter Agreement in a manner in which the documents referenced in the Letter Agreement are not modified or amended except in the manner set forth in the Letter Agreement. In connection with the Reorganization, AOL Latin America, S.L., a limited liability company organized under the laws of the Kingdom of Spain, shall become a wholly owned subsidiary of the Company.

  "Securities Act" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the SEC (or of any other Federal agency then administering the Securities Act) thereunder, all as the same shall be in effect at the time.

  "Subsidiary" of any party means any corporation, partnership, limited liability company or other organization, whether incorporated or unincorporated, of which (a), in the case of a corporation, securities or other interests having by their terms ordinary voting power to elect at least one-half of the board of directors or others performing similar functions with respect to such corporation are directly or indirectly owned or controlled by such party, by any one or more of its Subsidiaries, or by such party and one or more of its Subsidiaries or otherwise has "control" (within the meaning of Rule 12b-2 under the Exchange Act) over such organization or entity or (b) in the case of any organization or entity other than a corporation, such party, one or more of its Subsidiaries, or such party and one or more of its Subsidiaries (x) owns at least one-half of the equity interests thereof or (y) has the power to elect or direct the election of at least one-half of the members of the board or directors or other governing body thereof or otherwise has "control" (within the meaning of Rule 12b-2 under the Exchange Act) over such organization or entity. The Parties acknowledge that for purposes of this Agreement, AOL Latin America, S.L., a joint venture organized under the laws of the Kingdom of Spain, and each of its Subsidiaries, shall be deemed a Subsidiary of the Company, notwithstanding that the Company may not control such entity as of the date hereof.

                                   ARTICLE V

                           COVENANTS; INDEMNIFICATION

  5.01  Mutual Covenants.
        ----------------

  (a) From and after the date of this Agreement, upon the request of the Purchasers or the Company, the parties hereto shall execute and deliver such instruments, documents and other writings and take all such further actions as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement and the issuance and sale of the Shares pursuant hereto, including, without limitation, making timely all such filings as may be required pursuant to the HSR Act and the BAT Law and seeking all such consents and approvals as may be required to be obtained by such party to consummate the transactions contemplated by this Agreement and the Related Agreements, including the consummation of the Reorganization.

  (b) If the IPO has not been consummated, and the shares contemplated to be issued and sold therein, are not so issued and sold on or prior to October 12, 2000, the parties shall negotiate in good faith for a period not to exceed thirty (30) days regarding modifications to the transactions contemplated hereby, by the Marketing Agreement and by the Related Agreements, necessary or desirable in order to effectuate the transactions contemplated hereby and obtain for the parties the benefits sought to be obtained hereby and thereby without consummation of the IPO; provided, that if the IPO is consummated during such
                         --------
30 day period, the provisions of this subsection shall be without force and effect.

  (c) Except as expressly provided in the Marketing Agreement, neither the Company nor the Purchasers shall, nor shall either the Company or the Purchasers permit any of its Subsidiaries to (and each such party shall use its reasonable efforts to cause its affiliates, directors, officers, employees and authorized representatives not to), issue any press release, make any public announcement or furnish any written statement to its employees or stockholders generally concerning the transactions contemplated by this Agreement without the consent of the other party (which consent shall not be unreasonably withheld), except to the extent required by applicable law or (i) with respect to the Company, the applicable requirements of the National Association of Securities Dealers, Inc., at such time as the Company's securities are listed for trading on the NASDAQ, or (ii) with respect to the Purchasers, the applicable requirements of the Bolsa de Valores de Sao Paulo (and in either such case such party shall, to the extent consistent with timely compliance with such requirement, consult with the other party prior to making the required release, announcement or statement )

  5.02  Indemnification.
        ---------------

  (a)  Company Indemnification.   The Company covenants and agrees to indemnify,
       -----------------------
defend, protect and hold harmless the Purchasers and their respective officers, directors, employees, stockholders, assigns, successors and affiliates (individually, a "Purchaser Party" and collectively, the "Purchaser Parties") from, against and in respect of all liabilities, losses, claims, damages, punitive damages, causes of actions, lawsuits, administrative proceedings (including informal proceedings), investigations, audits, demands, assessments, adjustments, judgments, settlement payments, deficiencies, penalties, fines, excise taxes, interest (including interest from the date of such damages) and costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements of every kind, nature and description) (collectively, "Damages") suffered, sustained, incurred or paid by the Purchaser Parties, in any action or proceeding between the Company and the Purchaser Parties or between the Purchaser Parties and a third party, in connection with, resulting from or arising out of, directly or indirectly: (1) the inaccuracy of any representation or the breach of any warranty set forth in this Agreement or in the Registration Rights Agreement or (2) the nonfulfillment of any covenant or agreement on the part of the Company set forth in this Agreement or in the Registration Rights Agreement.

  (b)  Purchaser Indemnification.  The Purchasers jointly and severally covenant
       -------------------------
and agree to indemnify, defend, protect and hold harmless the Company and its officers, directors, employees, stockholders, assigns, successors and affiliates (individually, a "Company Party" and collectively, the "Company Parties") from, against and in respect of Damages suffered, sustained, incurred or paid by the Company Parties, in any action or proceeding between the Company and the Company Parties or between the Company Parties and a third party, in connection with, resulting from or arising out of, directly or indirectly: (1) the inaccuracy of any representation or the breach of any warranty set forth in this Agreement or in the Registration Rights Agreement or (2) the nonfulfillment of any covenant or agreement on the part of the Purchasers set forth in this Agreement or in the Registration Rights Agreement.

  (c)   Limitation on Recoveries.  No claim shall be made by a party under
        ------------------------
clause (1) of Sections 5.02(a) or 5.02(b) unless the aggregate amount of the Damages sought in all such claims exceeds $1,000,000, but each claim paid pursuant to any such indemnification shall be the full amount of Damages established in accordance with applicable law in respect of such claim without regard to such limitation; provided however, that in no event shall a
                                   -------- -------
party's liability for Damages payable hereunder, whether by means of an indemnification pursuant to this Article V, any arbitration proceeding or action at law for breach of any representation, warranty or covenant, or otherwise, or under any doctrine of restitution, accounting or other equitable theory or remedy, exceed, in the aggregate and in respect of any and all claims for Damages hereunder, the Purchase Price. The foregoing limitations shall not apply to the representations under Sections 1.02 (e), the first two sentences of
Section 2.01, or Sections 2.03, 2.06 and 2.14.

     5.03   Issuances of Additional Securities to AOL and ODC.
            -------------------------------------------------

     (a) The Company shall not, prior to consummation of the IPO, issue or sell, or agree or obligate itself to issue or sell, any Class A Common Stock, Common Stock Equivalents or other Equity Securities to any Person, including, without limitation, AOL, ODC and/or any of their Affiliates, solely for cash or cash equivalents without first offering the Purchasers the opportunity to purchase for cash their Pro Rata Amount (as defined below) of the securities to be so issued in accordance with the provisions of this Section 5.03.

     (b) The Company shall not, prior to consummation of the IPO, issue or sell, or agree or obligate itself to issue or sell, any Class A Common Stock, Common Stock Equivalents or other Equity Securities to AOL, ODC and/or any of their Affiliates in exchange for any property or assets (including, without limitation, for any Intellectual Property Rights) other than cash and/or cash equivalents, in any event that represent, when aggregated with all other such issuances consummated after the date hereof, greater than fifteen percent (15%) of the then outstanding Class A Common Stock, calculated on an as converted, fully diluted basis without first offering the Purchasers the opportunity to purchase for cash their Pro Rata Amount (as defined below) of the securities to be so issued in accordance with the provisions of this Section 5.03.

     (c) The Company shall not, prior to consummation of the IPO, issue or sell, or agree or obligate itself to issue or sell, any shares of Class A Common Stock, Common Stock Equivalents or other Equity Securities to AOL, ODC and/or any of their Affiliates in exchange for any property or assets (including, without limitation, for any Intellectual Property Rights) other than cash and/or cash equivalents, in any event that represent, when aggregated with all other such issuances consummated after the date hereof, less than fifteen percent (15%) of the then outstanding Class A Common Stock, calculated on an as converted, fully diluted basis, without first providing the Purchasers with not less than ten (10) Business Days prior written notice that the Company intends to effect such issuance and sale and, if such securities are being issued for less than fair value, without first offering the Purchasers the opportunity to purchase for cash their Pro Rata Amount of the securities to be so issued in accordance with the provisions of this Section 5.03. Any dispute with respect to the fair value of any Class A Common Stock, Common Stock Equivalents or other Equity Securities to be issued to AOL, ODC and/or any of their Affiliates or any property or assets to be received in exchange therefor shall be resolved in accordance with the provisions of subsection 5.03(h) hereof.

     (d)   Offer to Sell.   The Company shall provide the Purchasers with not
           -------------
less than ten (10) Business Day's prior written notice of any proposed issuance and sale of Class A Common Stock, Common Stock Equivalents or other Equity Securities to AOL, ODC and/or any of their

Affiliates in exchange for any property or assets (including, without limitation, for any Intellectual Property Rights) other than cash and/or cash equivalents, which notice shall describe the terms and conditions of such transfer in reasonable detail and shall specify the fair value of the property or assets to be received by the Company and the fair value of the shares of Class A Common Stock, Common Stock Equivalents or other Equity Securities to be issued in exchange therefor, each as determined by the board of directors of the Company. In addition, if the Company determines to issue or sell any Class A Common Stock, Common Stock Equivalents or other Equity Securities (the "Offered Securities") which the provisions of this Section 5.03 require be offered to the Purchasers, the Company shall offer to issue and sell to each Purchaser that portion of such securities as the number of shares then held or deemed to be held by such Purchaser bears to the total number of shares of Common Stock of the Company then outstanding or deemed to be outstanding, calculated on an as converted, fully diluted basis (each Purchaser's "Pro Rata Amount") at a cash price and on such other terms as shall have been specified by the Company in writing delivered to such Purchaser (the "Offer"), which Offer by its terms shall remain open and irrevocable for a period of ten (10) Business Days from receipt of the offer; provided, that for purposes of determining the Purchasers' Pro Rata Amount with respect to any such issuance and sale (i) the number of shares held by the Purchasers as of any date shall be deemed to equal 12.0% of the number of the aggregate number of shares deemed outstanding on the date hereof (which shall be deemed to include only the shares deemed to be held by AOL and ODC as of the date hereof) plus such number of shares as the Purchasers shall have acquired after the date hereof pursuant to the provisions of this Section, and (ii) the total number of shares outstanding as of such date shall include (A) the 12% deemed held by Purchasers as of the date hereof, (B) the 88% balance of the shares deemed to be held by AOL and ODC as of the date hereof,
(C) the shares issuable pursuant to the AOL Warrant, (D) 5% of the authorized capital stock of the Company deemed reserved for issuance pursuant to the Company's 2000 Stock Option Plan, and (E) all shares of Class A Common Stock or any Common Stock Equivalents or other Equity Securities issued by the Company after the date hereof. Shares of Class A Common Stock and Common Stock Equivalents shall, for purposes of this Section 5.03(d), be deemed to be held or outstanding if they are to be issued (i) in the IPO (with the number of shares to be issued in the IPO deemed to equal 10% of the total number of shares of Class A Common Stock and Common Stock Equivalents of the Company then outstanding without giving effect to the issuance of the Shares to the Purchasers), (ii) to AOL, ODC and their Affiliates in connection with the consummation of the Reorganization, or (iii) to the Purchasers hereunder, in addition to all shares at the time held or outstanding.


     (e) Notice of Acceptance.  Notice of each Purchaser's intention to accept
         ---------------------
any Offer made pursuant to this Section 5.03 may be made in whole or in part as to such Purchaser's Pro Rata Amount and shall be evidenced by a writing signed by such Purchaser and delivered to the Company prior to the end of the 10 Business Day period of such Offer (the "Notice of Acceptance").

     (f) Conditions to Acceptances and Purchase  .
         --------------------------------------

         (i)  Permitted Sales of Offered Securities.  The Company shall have
              -------------------------------------
ninety (90) days from the expiration of the period set forth in Section 5.03(d) to close the sale of all, but not less than all, of the Offered Securities as to which a Notice of Acceptance has not been given by the Purchasers, but only at the per share price and/or interest rate, as applicable, and upon other terms and conditions, including, without limitation, which are no less favorable, in the aggregate, to the Company than those set forth in the Offer. If the Company seeks to sell less than all of the Offered Securities, it shall again provide the Purchasers with notice pursuant to the provisions of Section 5.03(d), regardless of whether Notices of Acceptance previously have been delivered, and the Purchasers shall have an additional ten (10) Business Day period in which to submit a Notice of Acceptance, if one has not been previously submitted, or withdraw a previously submitted Notice of Acceptance in any event with respect to such reduced amount of the Offered Securities.

         (ii)  Closing.  Upon the closing, which shall include full payment to
               -------
the Company, of the sale to AOL, ODC and/or their Affiliates or the other Persons to whom Offered Securities are to be sold pursuant to the provisions of this Section 5.03, the Purchasers shall purchase from the Company, and the Company shall sell to the Purchasers, the Offered Securities specified in the Notices of Acceptance upon the terms and conditions specified in the Offer. The purchase by the Purchasers of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and the Purchasers of a purchase agreement relating to such Offered Securities reasonably satisfactory in form and substance to the Purchasers and containing terms and conditions no less favorable, in the aggregate, than those contained in the similar purchase agreements entered into with the other purchasers of Offered Securities.

     (g)  Termination of Right of Participation.  The rights of the Purchasers
          -------------------------------------
under this Section 5.03 shall terminate immediately upon the first to occur of
(i) the date on which this Agreement is terminated in accordance with its terms and (ii) the date of the consummation of the IPO.

     (h)  Disputes as to Fair Value.
          -------------------------

          (i) If the Purchasers deliver a Notice of Acceptance with respect to any Offered Securities as to which they believe that there is a difference between the value of the property or assets to be received by the Company or the value of any securities to be issued by the Company pursuant to the provisions hereof, each as determined by the board of directors of the Company and set forth in any Offer, and the actual fair value thereof, they shall so notify the Company within ten (10) Business Days of their receipt of any Offer. Any notice delivered by the Purchasers pursuant to the provisions of this Section 5.03(h)(i) shall set forth the Purchasers' determination of the fair value of the securities or assets at issue, as applicable. If the Company agrees with the Purchasers' proposed valuation, it shall so notify the Purchasers in writing within five (5) Business Days of its receipt of such proposed valuation and the per share purchase price to be paid by the Purchasers in connection with such issuance and sale shall be adjusted appropriately. If, however, the Company disputes the Purchasers' valuation, the Company shall refer the matter to arbitration in accordance with the provisions set forth below. Notwithstanding any such dispute, the Purchasers shall, if the closing occurs prior to resolution of such dispute, be required to purchase the full amount of shares as to which a Notice of Acceptance has been delivered at the price and on the other terms and conditions set forth in the Offer. If the Purchasers fail to so consummate the acquisition of the Offered Securities, the arbitration promptly shall cease and the Purchasers shall be liable for all of the costs thereof.

          (ii) If the Purchasers believe that there is a difference between the value of the property or assets to be received by the Company or the value of any securities to be issued by the Company, each as determined by the board of directors of the Company and set forth in any notice delivered pursuant to
Section 5.03(c), they shall so notify the Company within ten (10) Business Days of their receipt of such notice. If the Company agrees with the Purchasers' proposed valuation, it shall so notify the Purchasers in writing within five (5) Business Days of its receipt of such proposed valuation and, if such modified valuation would result in an issuance of securities by the Company for less than fair value, such notice of agreement shall constitute an Offer at the per share price reflected in such revised valuation and the Purchasers shall have ten (10) Business Days from receipt of such Offer to deliver Notices of Acceptance in accordance with the provisions hereof. If, however, the Company disputes the Purchasers' valuation, the Company shall refer the matter to arbitration in accordance with the provisions set forth below.

          (iii) Any dispute as to the fair value of any assets or securities referred to arbitration by the Company shall be resolved by arbitration in accordance with the provisions of Section 7.08 hereof; provided that, in any such arbitration the following shall apply:

                   (A) the arbitrators shall only be empowered to determine whether the shares at issue were issued for fair value (with such determination to be made as if the matter were one to be decided under the provisions Section 144(a)(iii) of the General Corporation Law of the State of Delaware);

                   (B) if the securities at issue were proposed to be sold pursuant to the provisions of subsection 5.03(b) and (1) the arbitrators determine the shares issued or to be issued to AOL or ODC or any of their Affiliates were issued or will be issued for fair value, then, the sale of such securities to the Purchasers shall, if not already consummated, be at the price and on the terms set forth in the Offer, or (2) the arbitrators determine the shares issued or to be issued to AOL or ODC or any of their Affiliates were issued or will be issued for less than fair value, then, the sale of such securities to the Purchasers shall, if not already consummated, be at the price and on the terms set forth in the Offer, and if already consummated, the Purchasers shall be refunded such amount of cash as shall be required so as to bring the average of the price paid by them in connection with such sale to the fair value per share as determined by the arbitrators; and

                   (C) if the securities at issue were proposed to be sold pursuant to the provisions of subsection 5.03(c), then, (1) if the arbitrators determine the shares issued or to be issued to AOL or ODC or any of their Affiliates were issued or will be issued for fair value, then no further action shall be required, but (2) if the arbitrators determine the shares issued or to be issued to AOL or ODC or any of their Affiliates were issued or will be issued for less than fair value, then, the Company shall be deemed to have made the Purchasers an Offer to purchase their Pro Rata Amount of the securities so issued or to be issued at the at the per share price determined by the arbitrators to be the value at which the securities were issued or are to be issued.


     5.04     Non-Competition.
              ---------------

     (a) Each of AOL and ODC agrees that, until the first to occur of (i) the termination of this Agreement in accordance with its terms and (ii) the date of consummation of the IPO, the Purchasers shall be entitled to enforce the noncompetition obligations of AOL and ODC (the "Existing Stockholders") contained in Sections 4.1 and 4.2 of the Stockholders' Agreement, to be dated the effective date of the Reorganization, by and between the Company, AOL and ODC (the "Existing Stockholders' Agreement"), on the terms and conditions set forth therein as if such agreement was in full force and effect and as if the Purchasers were parties thereto; provided, that the provisions of the Existing
                                 --------
Stockholders' Agreement that are effective only so long as each of AOL and ODC owns 20% of the issued and outstanding Voting Stock, as such percentage is adjusted pursuant to the Existing Stockholders' Agreement, shall be enforceable against AOL or ODC, as the case may be, so long as such party owns 20% of the limited liability company interests in America Online Latin America S.L., a limited liability company organized under the laws of the Kingdom of Spain.

     (b) Each Purchaser covenants and agrees to be bound by and comply with the provisions of Sections 4.1 and 4.2 of the Existing Stockholders' Agreement that are applicable to ODC thereunder as if such Purchaser were a party thereto, except that (i) the provisions of such covenant and agreement shall be enforceable without reference to any minimum percentage ownership of capital stock of the Company on the part of the Purchasers, (ii) such covenant and agreement shall not be enforceable by any Existing Stockholder against whom the Existing Stockholders' Agreement is not enforceable by the Purchasers, and (iii) all references to "Cisneros Family Members," "RSL-LA" and "GLA" shall not apply with respect to the Purchasers.

     (c) Notwithstanding anything to the contrary contained herein, the parties hereto agree that the provisions of Section 4.2(a) of the Existing Stockholders' Agreement, as they apply to the Purchasers, shall be applied so that (i) the repurchase obligations contained therein that are triggered upon a breach by AOL or ODC shall apply, with respect to the Shares held by the Purchasers and their Permitted Stockholder Affiliates, to whichever of AOL or ODC as shall have breached the provisions of Section 4.1 of the Existing Stockholders' Agreement and (ii) AOL shall have the right to repurchase the Shares held by the Purchasers and any Permitted Stockholder Affiliates upon any breach by either or both of the Purchasers, or any Permitted Stockholder Affiliate then holding any Shares, of the provisions of said Section 4.1.

     (d) For the avoidance of doubt, with respect to PC Access Services, TV Access Services and Wireless Access Services (as such terms are defined in the Existing Stockholders' Agreement), neither Purchaser shall be deemed to be engaging in a Restricted Activity (as such term is defined in the Existing Stockholders' Agreement), unless (i) a Purchaser is a Significant Competitor (as such term is defined in the Existing Stockholders' Agreement), or the Purchasers are an Aggregated Significant Competitor (as such term is defined in the Existing Stockholders'

Agreement) or (ii)(A) a Purchaser has, or the Purchasers collectively have, a direct and/or indirect ownership interest in any applicable Person or Persons of at least thirty five percent (35%) and (B) such Person is a Significant Competitor or a Purchaser together with the other Purchaser and/or such other Person or Persons are an Aggregated Significant Competitor.


                                   ARTICLE VI
                             TERMINATION; SURVIVAL

     6.01  Termination by Mutual Consent.  This Agreement may be terminated and
           -----------------------------
the transactions contemplated hereby may be abandoned at any time by the mutual written consent of the Company and the Purchasers.

     6.02  Termination by Expiry of Time.  Either party may terminate this
           -----------------------------
Agreement if the Closing has not occurred on or prior to December 12, 2000, except that a party may not avail itself of this provision if such failure is a result of breach by such party of any of its representations, warranties or covenants contained herein. In addition, either party may terminate this Agreement if the IPO has not occurred by October 12, 2000, and the parties have not agreed on amendments to this Agreement and the Related Agreements necessary or deliverable to effect the transactions contemplated hereby and thereby on or prior to November 12, 2000; provided, that if the IPO is consummated during such
                            --------
30 day period, the provisions of this sentence shall be without force and effect.

     6.03  Termination by Reason of Additional Stock Issuances.   This Agreement
           ---------------------------------------------------
may be terminated by the Purchasers and the transactions contemplated hereby may be abandoned if, at any time prior to the IPO, the Company shall issue and sell any shares of Class A Common Stock, Common Stock Equivalents or other Equity Securities that represent, in the aggregate, more than fifteen percent (15%) of the then outstanding Class A Common Stock, calculated on an as converted, fully diluted basis and assuming the issuance and sale to the Purchasers of the Shares and the issuance and sale of the Series B Preferred to AOL and the Series C Preferred to ODC, in any event in connection with any acquisition, strategic alliance or other similar transaction effected with any party other than AOL, ODC or any of their Affiliates; provided, that the fifteen percent limitation
                                --------
shall not be applicable to any issuance of securities in connection with any acquisition, strategic alliance or other similar transaction that is, or is to be, effected at a fixed dollar amount, with the securities to be issued upon or after consummation of the IPO with the actual number of shares of Class A Common Stock, Common Stock Equivalents or other Equity Securities determined by dividing such fixed dollar amount by the price of the Class A Common Stock on the date of the consummation IPO or some date (or period, with respect to any average trading price) thereafter. To be effective, a notice of termination under this Section must be delivered to the Company on or prior to the date that is fifteen (15) days after the Purchasers shall have received written notice of the pending consummation of any such transaction.

     6.04    Effect of Termination and Abandonment.  Upon termination of this
             -------------------------------------
Agreement and abandonment of the transactions contemplated hereby pursuant to this Article VI, no party hereto (or any of its directors, managers or officers) shall have any liability or further obligation to any other party to this Agreement other than for breach of this Agreement, any Related Agreement or the Marketing Agreement and the other documents and agreements executed in connection with the transactions contemplated thereby.

  6.05  Survival of Representations and Warranties.  All representations and
        ------------------------------------------
warranties made in this Agreement or any other instrument or document delivered in connection herewith (other than the Related Agreement, which representations and warranties, if any, shall survive for the periods specified therein) shall survive for a period of eighteen months from and after the Closing other than the representations set forth in Section 1.02(d), the first two sentences of
Section 2.01, and Sections 2.03, 2.06 and 2.14, each of which shall survive for a period of 6 years from the date of the Closing.


                                 ARTICLE VII
                                 MISCELLANEOUS

  7.01  No Waiver; Cumulative Remedies.  No failure or delay on the part of any
        ------------------------------
party to this Agreement in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

  7.02  Amendments, Waivers and Consents.  Any provision in the Agreement to the
        --------------------------------
contrary notwithstanding, changes in, termination or amendments of or additions to this Agreement may be made by mutual agreement of the parties hereto. Any waiver or consent may be given subject to satisfaction of conditions stated therein and any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     7.03       Addresses for Notices.  All notices, requests, consents and
                ---------------------
other communications hereunder shall be in writing, shall be addressed to the receiving party's address set forth below or to such other address as a party may designate by notice hereunder, and shall be either (i) delivered by hand,
(ii) made by telecopy or facsimile transmission, (iii) sent by overnight courier, or (iv) sent by registered or certified mail, return receipt requested, postage prepaid.

     If to the Purchasers:

        c/o Banco Itau, S.A.
        Rua Boa Vista 176
        Sao Paulo, Brazil
        Attn: President and Chief Executive Officer
        Fax: (011) 55-11-237-3030

With a copy (which shall not constitute notice) to:

        Skadden, Arps, Slate, Meagher & Flom LLP
        Four Times Square, New York, NY  10036-6522
        Attention: Paul T. Schnell, Esq.
        Fax No: (212) 735-2000

     If to the Company:

        America Online Latin America, Inc.
        6600 N. Andrews Avenue
        Suite 500
        Ft. Lauderdale, FL  33309
        Attn:   Chief Executive Officer
        Fax:    (954) 772-7089

     With copies (which shall not constitute notice) to:

        America Online Latin America, Inc.
        6600 N. Andrews Avenue
        Suite 500
        Ft. Lauderdale, FL  33309
        Attn:   General Counsel
        Fax:    (954) 772-7089

        Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
        One Financial Center, Boston, Massachusetts  02111
        Attn: Peter S. Lawrence, Esq.
        Fax No: (617) 542-2241

All notices, requests, consents and other communications hereunder shall be deemed to have been given (i) if by hand, at the time of the delivery thereof to the receiving party at the address of such party set forth above, (ii) if made by telecopy or facsimile transmission, at the time that receipt thereof has been acknowledged by electronic confirmation or otherwise, (iii) if sent by overnight courier, on the next Business Day (or if sent overseas, on the second Business
Day) following the day such notice is delivered to the courier service, or (iv) if sent by registered or certified mail, on the date delivery is made at the address of such party set forth above.

  7.04  Costs, Expenses and Taxes.  Except as otherwise provided herein, each of
        -------------------------
the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated. Notwithstanding the foregoing, the Company shall pay any and all stamp, or other similar taxes payable or determined to be payable in connection with the execution and delivery of this Agreement, the issuance of the Shares and the other instruments and documents to be delivered hereunder or thereunder, and agrees to save the Purchasers harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

     7.05    Binding Effect; Assignment.  This Agreement shall be binding upon
             --------------------------
and inure to the benefit of the Company and the Purchasers and their respective heirs, successors and assigns, and may not be assigned by the Company or by the Purchasers; provided that either Purchaser may assign this Agreement (i) to any
            --------
wholly-owned Subsidiary of Itau that is not a "U.S. person" as such term is defined in Rule 902(k) promulgated under Regulation S, and (ii) with the prior consent of the Company, which consent will not be unreasonably withheld or delayed, to any non- "U.S. person," not less than seventy-five percent (75%) of the outstanding equity securities and Voting Power of which are owned, directly or indirectly, by Itau or Itausa, but no such assignment shall relieve such Purchaser from any of its obligations hereunder.

  7.06  Prior Agreements.  This Agreement, the Related Agreements and the other
        ----------------
instruments executed and delivered herewith constitute the entire agreement between the parties and supersede any prior understandings or agreements concerning the subject matter hereof except for the separate Confidentiality and Non-Disclosure Agreements, each effective as of February 1, 2000, between Itau and each of the Company, AOL and ODC, each of which shall remain in force and effect in accordance with its terms.

  7.07  Severability.  The provisions of this Agreement are severable and, in
        ------------
the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of a provision contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement; but this Agreement shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of a provision, had never been contained herein, and such provisions or part reformed so that it would be valid, legal and enforceable to the maximum extent possible.

  7.08  Arbitration of Disputes. Resolution of Disputes.
        -----------------------------------------------

  (a) Any dispute, controversy or claim arising out of or relating to this Agreement, or the breach, termination or validity thereof ("Dispute"), shall be decided by arbitration administered by the American Arbitration Association ("AAA") in accordance with the International Arbitration Rules of the AAA ("Rules"). For the purpose of any arbitration held pursuant to this Section 7.08, the Company shall act as one party and the Holders shall act as one party for the purpose of the appointment of arbitrators and for general conduct of the arbitration. The arbitration shall be conducted and the award shall be rendered in New York, New York in the English language. Any judicial proceeding by a party seeking to set aside, vacate or modify an arbitral award issued hereunder shall be filed in the United States District Court for the Southern District of New York or the New York State Courts located in New York, New York and shall be subject to the Federal Arbitration Act, 9 U.S.C. sec. 1 et seq. The parties hereto consent to the exclusive jurisdiction of the aforesaid courts for any action to vacate or set aside an arbitration award hereunder. Each arbitration shall be commenced by, and on the date of, the serving of a statement of claim by the claimant on the respondent. The claimant shall simultaneously file such statement of claim with the AAA. The arbitral award shall be final and binding and the prevailing party may enter such award in any court having jurisdiction. The panel shall order all expenses and costs of an arbitration, including reasonable counsel and consultant fees, to be paid by the non-prevailing party. In a proceeding in which both parties prevail on different issues in dispute, the panel shall provide in its award for an apportionment of such expenses and costs reasonably reflecting the relative significance of the issues decided. Any disputes as to the reasonableness of counsel fees or other expenses or costs of the prevailing party shall be decided by the same panel. The arbitral award shall incorporate the amount of costs and fees to be paid by the non-prevailing party. By agreeing to arbitration, the parties do not intend to deprive any court of its jurisdiction to issue a pre-arbitral injunction, pre-arbitral attachment, or other order in aid of arbitration proceedings and the enforcement of any award. Without prejudice to such provisional remedies as may be available under the jurisdiction of a court, the arbitral tribunal shall have full authority to grant provisional remedies or to order any party or parties to request that a court modify or vacate any temporary or preliminary relief issued by that court, and to award damages for the failure of any party to respect the arbitral tribunal's orders to that effect. The parties shall use commercially reasonable efforts to facilitate the expeditious resolution of any Disputes.

     (b) In connection with any Arbitration hereunder except for proceedings under Section 7.08(c), the following specific schedule and content of proceedings shall be adhered to by the parties unless otherwise mutually agreed. There shall be three (3) neutral arbitrators, of whom each party shall appoint one within thirty (30) days of the receipt by the respondent of the statement of claim. If any arbitrator is not appointed within the time limit provided herein, such arbitrator shall be appointed by the American Arbitration Association. The two arbitrators so appointed shall select the chair of the arbitral tribunal within thirty (30) days of the appointment of the second arbitrator. If the third arbitrator is not appointed within the time limit provided herein, such arbitrator shall be appointed by the American Arbitration Association by providing the parties a list of ten (10) qualified arbitrators and their relevant biographical data. Within ten (10) days after receipt of such list, each party shall return said list to the AAA in which it shall strike three (3) of the arbitrators and rank the remaining arbitrators 1 through 7, 1 being the party's first choice. Unless the parties agree to request an additional list from the AAA, and thus to repeat the process with the same timing, the AAA shall select the arbitrator as promptly as possible having the highest combined preference based upon the rankings of the parties. Upon written notice by the AAA to the parties of the third arbitrator selected, the panel shall be seated. The arbitrator who shall serve as chair of the tribunal shall not be a national of the United States or Brazil.

     (c) In order to facilitate the comprehensive resolution of related disputes, all claims between any of the parties to this Agreement that arise under or in connection with this Agreement and/or any of the Related Agreements (other than the Escrow Agreement) may be brought in a single arbitration. Upon the request of any party to an arbitration proceeding constituted under this Agreement, the arbitral tribunal shall consolidate the arbitration proceeding with any other arbitration proceeding involving any of the parties hereto relating to any of the Related Agreements (other than the Escrow Agreement) if the arbitrators determine that (i) there are issues of fact or law common to the proceedings so that a consolidated proceeding would be more efficient than separate proceedings, and (ii) no party would be unduly prejudiced as a result of such consolidation through undue delay or otherwise. In the case of all arbitration proceedings hereunder, the award of the arbitrators shall be final and fully effective as between the parties when the award is issued to the parties without regard to the filing by any party of judicial proceedings seeking to set aside, vacate or modify the award. If proceedings are filed as to any award and a final judicial determination is made setting aside, vacating or modifying the award, the parties shall take all appropriate actions to comply with such determination, including the revocation or unwinding of any actions taken or restoration of any payments made pursuant to the arbitral award with interest thereon at the prevailing rate. In any consolidated arbitration to be held pursuant to this
Section 7.08(c), the procedures to be followed shall be the arbitration procedures contained in Sections 13.2 and 13.3 of the Marketing Agreement.

  7.09  Governing Law.  This Agreement shall be governed by, and construed in
        -------------
accordance with the internal laws of the State of New York, U.S.A., without giving effect to choice of laws provisions.

  7.10  Headings.  Article, section and subsection headings in this Agreement
        --------
are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

  7.11  Counterparts.  This Agreement may be executed in any number of
        ------------
counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

  7.12  Compliance with BAT Law.  If, following the Closing and consummation of
        -----------------------
the transactions contemplated hereby and by the Related Agreements, the Conselho Administrativo da Defesa Economica shall require any changes to such transactions as so consummated, the parties agree to negotiate in good faith to make modifications to the terms and conditions of this Agreement and the Related Agreements and/or enter into such additional agreements or arrangements as reasonably may be necessary to provide to each of the parties the economic and other benefits provided the parties herein and in the Related Agreements.

  7.13  Interpretation.  The parties hereto acknowledge and agree that: (i) each
        --------------
party and its counsel have reviewed the terms and provisions of this Agreement;
(ii) the rule of construction to the effect that any ambiguities are resolved against the drafting party shall not be employed in the interpretation of this Agreement; and (iii) the terms and provisions of this Agreement shall be construed fairly as to the parties hereto and not in favor of or against any party, regardless of which party was generally responsible for the preparation of this Agreement. Except as the context may otherwise require, whenever used herein, the singular number shall include the plural, the plural shall include the singular, the use of any gender shall include all persons. All references to dollars or the symbol "$" shall refer to United States Dollars.

  7.14  No Broker or Finder.  Each of the parties hereto represents and warrants
        -------------------
to the other that no broker, finder or other financial consultant has acted on its behalf in connection with this Agreement or the transactions contemplated hereby in such a way as to create any liability on the part of the other. Each of the parties hereto agrees to indemnify and save the other harmless from any claim or demand for commission or other compensation by any broker, finder, financial consultant or similar agent claiming to have been employed by or on behalf of such party and to bear the cost of legal expenses incurred in defending against any such claim.

  7.15  Investigations. The representations, warranties and agreements of each
        --------------
party hereto will remain operative and in full force and effect regardless of any investigation made by or on behalf of any other party hereto, any Person controlling any such party or any of their officers, directors, representatives or agents whether prior to or after the execution of this Agreement.

  IN WITNESS WHEREOF, the parties hereto have caused this Stock Subscription Agreement to be executed as of the date first above written.



                         AMERICA ONLINE LATIN AMERICA, INC.


                         By:/s/ Charles M. Herington
                            ------------------------------------------
                         Name:  Charles M. Herington
                         Title: President and Chief Executive Officer


                         BANCO ITAU, S.A.

WITNESS:
                         By:/s/ Roberto Egydio Setubal
                            ------------------------------------------
By: _________________    Name:  Roberto Egydio Setubal
Name:                    Title: President and Chief Executive Officer
Title:

WITNESS:
                         By:/s/ Milton Luis Ubach Monteiro
                            ------------------------------------------
By: _________________    Name:  Milton Luis Ubach Monteiro
Name:                    Title: Executive Vice President
Title:

                         BANCO BANERJ, S.A.

WITNESS:
                         By:/s/ Roberto Egydio Setubal
                            ------------------------------------------
By: _________________    Name:  Roberto Egydio Setubal
Name:                    Title: President
Title:

WITNESS:
                         By:/s/ Ronald Anton de Jongh
                            ------------------------------------------
By: _________________    Name:  Ronald Anton de Jongh
Name:                    Title: Executive Director
Title:

The parties signing below are signing for the limited purpose of joining the covenants contained in Section 5.04 of this Agreement.

                              AMERICA ONLINE, INC.


                              By: /s/ David M. Colburn
                                 -----------------------------------
                              Name:   David M. Colburn
                                   ---------------------------------
                              Title: President, Business Affairs
                                    --------------------------------

                              RIVERVIEW MEDIA CORP.


                              By: /s/ Steven Bandel
                                 -----------------------------------
                              Name:   Steven Bandel
                                   ---------------------------------
                              Title:  Attorney in Fact
                                    --------------------------------